                   LICENSE, SERVICES AND MARKETING AGREEMENT


         THIS LICENSE, SERVICES AND MARKETING AGREEMENT (the "Agreement") dated as of February 25, 1997 (the "Effective Date"), is entered into between Incyte Pharmaceuticals, Inc., a Delaware corporation ("Incyte"), having a place of business located at 3174 Porter Drive, Palo Alto, CA 94304, and OncorMed, Inc., a Delaware corporation ("OncorMed"), having a place of business located at 205 Perry Parkway, Gaithersburg, MD 20877.

                              W I T N E S S E T H:

         WHEREAS, Incyte owns or has rights in certain patent rights and know-how regarding certain high-throughput DNA sequencing, cloning, gene expression profiling, and data analysis technologies; and

         WHEREAS, Incyte has compiled and is compiling, and owns, certain information and data regarding certain cDNAs (as defined below) and genomic DNAs in confidential databases which may be useful in human diagnostics and prognostics; and

         WHEREAS, Incyte owns or has rights in certain rights and know-how regarding certain cDNAs as well as certain of the proteins they encode; and

         WHEREAS, OncorMed has expertise in gene function characterization; and

         WHEREAS, OncorMed owns or has rights in certain patent rights and know-how regarding certain technologies associated with DNA analysis and has expertise in developing diagnostic services; and

         WHEREAS, OncorMed can procure human cells and tissues which are removed for the purpose of patient care and diagnosis, the advancement of medical research or education and/or discarded; and

         WHEREAS, OncorMed desires to cooperate with Incyte for the purposes of providing Incyte with cells and tissues and coordinating access to the Tissue Repository (as defined below) utilizing such tissues and in exchange for Incyte's funding the development of the Tissue Repository and for OncorMed's gaining access to the Tissue Repository and Tissue Repository Database (as defined below) provided by Incyte; and

         WHEREAS, OncorMed desires to utilize certain gel-based sequencing technology owned by Incyte for its sequence-based human diagnostics business; and

         WHEREAS, Incyte desires to secure access to technology and rights to intellectual property resulting from research performed by OncorMed utilizing Incyte's proprietary DNA sequences, gel based sequencing technology, and/or other technology of Incyte's provided at Incyte's discretion to OncorMed.

         WHEREAS, simultaneous and in connection with entering into this Agreement, Incyte will purchase 372,555 shares of Common Stock of OncorMed for $3,000,000 pursuant to the Securities Purchase Agreement between Incyte and OncorMed.


         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereby agree as follows:


                                   ARTICLE 1

                                  DEFINITIONS

For purposes of the Agreement, the terms defined in this Article 1 shall have the respective meanings set forth below:


1.1 "Affiliate" shall mean shall mean an entity directly or indirectly controlling, controlled by or under common control with a Party, where control means the ownership or control, directly or indirectly, of more than fifty percent (50%) of all of the voting power of the shares (or other securities or rights) entitled to vote for the election of directors or other governing authority, as of the Effective Date or hereafter during the Term of this Agreement; provided that such entity shall be considered an Affiliate only for the time during which such control exists.

1.2      "cDNA" shall mean a DNA copy of human mRNA.

1.3 "Collaborative Inventions" shall mean any patentable discovery, improvement, or invention conceived of or reduced to practice by OncorMed and Incyte personnel during and under this Agreement using Licensed Technology which are not Incyte Technology, Gene Product Inventions, Technology Improvements, or Inventions under OncorMed Technology. Any Inventions that are Collaborative Inventions will be mutually agreed to be such by the Development Team from time to time.

1.4 "Collaborative Services" shall mean the Gene Functional Studies Program, Tissue Repository Services and/or any other services which the Parties mutually agree in writing shall be provided by OncorMed to Incyte during and under the Term of this Agreement all as set forth in Annex A hereto, as such Annex A is amended from time to time during the term of this Agreement in accordance with Section 13.4 hereof.

1.5 "DNA Sequence Information" shall mean any human nucleotide sequence provided by Incyte to OncorMed.

1.6 "Fair Market Value" shall mean the price or value that would be paid by a Third Party purchaser in an arm's-length transaction.

1.7 "Full Length Clone(s)" shall mean with respect to a given human gene a specific, purified cDNA clone containing the nucleotide sequence of the entire amino acid coding region of such human gene.

1.8 "Gel-Based Sequencing Technology" shall mean technology, whether or not patentable, developed by Incyte prior to, and during the term of this Agreement, used by Incyte in its high throughput slab gel-based DNA sequencing operation, provided to OncorMed during and under this Agreement. and described in Annex C to this Agreement, as such annex may be amended from time to time during the term of the Agreement in accordance with Section 13.4 hereof.

1.9 "Gene Functional Studies Program" shall mean functional analyses of Gene Products, that are provided by OncorMed to Incyte.





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



1.10 "Gene Product Invention(s)" shall mean Invention(s) made by OncorMed utilizing a Gene Product provided by Incyte to OncorMed during and under this Agreement.

1.11 "Gene Product(s)" shall mean any DNA Sequence Information or cDNA clone(s) corresponding to a given gene, and materials that are developed or derived therefrom, or are based thereon (including without limitation, partial cDNAs, DNAs, genes, full length cDNAs corresponding thereto, RNAs, peptides, polypeptides and proteins encoded thereby).

1.12 "Incyte Technology" shall mean all technology owned by Incyte, including, but not limited to, all patents, patent applications, technical information, data, materials, apparatuses, know-how and other proprietary rights, including the Research Information, Gel-Based Sequencing Technology, Technology Improvements, Gene Products provided by Incyte to OncorMed, Gene Product Inventions, the LifeSeq Database and Transcript Imaging analysis technology, proprietary to Incyte, which, on the Effective Date of this Agreement, or at any time during the term of this Agreement, Incyte owns or has a right to license. Incyte Technology shall not include Collaborative Inventions.

1.13 "Invention(s)" shall mean any patentable discovery, improvement, or invention conceived of or reduced to practice by OncorMed utilizing Licensed Technology or a Gene Product provided to OncorMed by Incyte during and under this Agreement including, but not limited to, new uses, processes, methods, formulas and techniques. Inventorship, which may or may not include Incyte personnel, is to be established in accordance with U.S. patent law.

1.14 "Licensed Technology" shall mean the technology, including Gel-Based Sequencing Technology and Gene Product(s) which Incyte provides to OncorMed and describes in writing in Annex C to this Agreement, as such annex shall be amended from time to time during the term of the Agreement in accordance with
Section 13.4 hereof.

1.15     "Licensing Revenues" shall mean (****)

1.16     "Net Sales" shall mean (****)

1.17 "OncorMed Clinical Diagnostic Services" shall mean mutation analysis information provided for a fee or other consideration by OncorMed to Third Parties relating to an analysis of individual genes.

1.18 "OncorMed Technology" shall mean all technology owned by OncorMed and any discovery or invention (whether or not patentable) conceived of or reduced to practice by OncorMed: 1) without use of Incyte Technology as can be documented by written record created at the time of such independent discovery or invention, or 2) utilizing the Gel-Based Sequencing Technology or Technology Improvements solely for purposes of the OncorMed Clinical Diagnostic Services, and which are not Technology Improvements, Gene Product Inventions or Collaborative Inventions.

1.19     "Party" shall mean Incyte or OncorMed.

1.20 "Person" shall mean an individual, corporation, partnership, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

1.21 "Research Information" shall mean all data, know-how, information, conclusions and reports produced by OncorMed under the Collaborative Services pursuant to this Agreement.

1.22 "Technology Improvements" shall mean patents and patent applications, as well as technical information, data, materials, apparatuses, know-how and other proprietary rights, whether patentable or not, resulting from OncorMed's use of Licensed Technology, which are modifications, improvements and enhancements to such Licensed Technology made by OncorMed during the term (as defined in 2.3.1 hereof) of this Agreement.

**** Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

1.23     "Territory" shall mean the United States, Mexico and Canada.

1.24     "Third Party" shall mean any Person other than Incyte and  OncorMed.

1.25 "Tissue Repository" shall mean a repository of human tissue samples collected by OncorMed, along with corresponding non-confidential patient and other information with respect to such tissue samples as described in Annex B to the Agreement, as such Annex shall be amended from time to time during the term of this Agreement.

1.26 "Tissue Repository Database" shall mean Incyte's relational database which will contain information provided by the Tissue Repository Services.

1.27 "Tissue Repository Services" shall mean those services pursuant to which OncorMed will create the Tissue Repository as described in Annex B to the Agreement, as such Annex shall be amended from time to time during the Term of this Agreement.



                                   ARTICLE 2

                             COLLABORATIVE SERVICES

2.1 Performance of Services. During the term of this Agreement, OncorMed, under the direction of Dr. Douglas Dolginow, or a mutually acceptable alternate, shall perform the Collaborative Services in accordance with the Annexes attached hereto and pursuant to the terms and conditions set forth in this Agreement. In connection therewith, OncorMed will furnish the personnel, equipment and facilities that OncorMed deems necessary to carry out such Collaborative Services.

2.2      Collaborative Services.

         2.2.1 Tissue Repository Services. OncorMed will provide the Tissue Repository Services in accordance with the specifications set forth in Annex B to the Agreement. During the term of this Agreement, Incyte will provide OncorMed with reasonable access to the Tissue Repository and Tissue Repository Database; provided that Incyte shall have the first right to designate tissues for Incyte's exclusive use. Incyte will own the Tissue Repository and retain the sole right to commercialize the Tissue Repository; provided, however, that if Incyte elects not to maintain the Tissue Repository, OncorMed may maintain such Tissue Repository on terms to be agreed between the Parties.

         2.2.2 Gene Functional Studies Program. OncorMed will perform the Gene Functional Studies Program in accordance with the specifications set forth in Annex D. Incyte shall select specific DNA Sequence Information of interest for study and will provide to OncorMed Gene Product(s) corresponding to such DNA sequences, as available. The Development Team (as defined herein) will develop a (brief) written plan for studies on the Gene Product(s) provided by Incyte to OncorMed, setting forth the scope of each gene function study to be undertaken. A description of the scope of each plan is included in Annex D, to be amended from time to time during the Term of this Agreement.

         2.2.3 Other Collaborative Services. The Parties, by mutual agreement, may identify additional Collaborative Services to be provided by OncorMed during the Term of this Agreement.

    2.3  Term of Collaborative Services.

         2.3.1 Term. The Term of this Agreement shall commence on the Effective Date hereof and continue for a period of three (3) years thereafter unless earlier terminated pursuant to Article 9 (the "Term").

         2.3.2 Extended Term. The Parties may, by mutual agreement, extend the Term of this Agreement. If each Party agrees to extend the Term of this Agreement under this Section 2.3.2, each Party agrees to negotiate in good faith on a project-by-project basis, the fee to be paid by Incyte for such continued services, it being understood that Incyte shall no longer be obligated to purchase any minimum dollar amount of such services.

2.4      Funding of the Collaborative Services.

         2.4.1  (****)

         2.4.2  (****)

         2.4.3  (****)

2.5      Records and Reports.

         2.5.1 Records. OncorMed and Incyte each shall maintain records, in sufficient detail and in good scientific manner appropriate for patent purposes, which shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of the Collaborative Services (including all data in the form required under all applicable laws and regulations). OncorMed will maintain accounting records of expenditures on performance of Collaborative Services in sufficient detail for Incyte to verify OncorMed's use of funding provided by Incyte pursuant to Section 2.4.

         2.5.2 Inspection of Records. Incyte shall have the right, at its own expense during normal business hours and upon reasonable notice, to inspect and copy all such records of OncorMed relating to the Collaborative Services to the extent reasonably required for Incyte to protect its interests under the Agreement relating to (i) accounting for and reconciling records of expenditures relating to OncorMed's performance of the Collaborative Services and (ii) scientific records and notes and other materials relating to Gene Product Inventions and Technology Improvements and Research Information. Incyte shall maintain such records and the information of OncorMed contained therein in confidence and shall not use such records or information except to the extent otherwise permitted by the Agreement.



**** Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

2.6      Development Team.

         2.6.1 Composition of the Development Team. The Collaborative Services shall be conducted under the direction of the development team comprised of three (3) representatives of Incyte and three (3) representatives of OncorMed (the "Development Team"). The initial representatives of each Party on the Development Team are set forth on Annex E attached hereto. Any substitution of its representatives by either Party will be mutually agreed upon.

         2.6.2 Meetings. The Development Team shall meet not less than once each calendar quarter during the Term of the Agreement unless otherwise agreed, on such dates and at such times and places as agreed to by Incyte and OncorMed, alternating between the sites of Incyte and OncorMed, or such other locations as the Parties shall mutually agree. Each Party will pay its own expenses relating to the attendance of its representatives at such meetings. At such meetings, the Development Team shall determine the scope, priority and Fair Market Value of the Collaborative Services.

         2.6.3 Development Team Reports. Within thirty (30) days following each Development Team meeting during the Term of this Agreement unless otherwise agreed, OncorMed shall prepare and provide to each Party a reasonably detailed written summary report which shall (a) describe the work performed to date on the Collaborative Services, (b) evaluate the work performed in relation to the goals of the Collaborative Services set forth in Annex A, (c) state any determination of the Development Team not to proceed with any of the Collaborative Services or any specific project or component thereof, (d) evaluate the results of Collaborative Services performed to date, and (e) state any determination of the Development Team regarding any anticipated regulatory submissions with respect to such Collaborative Services.

         2.6.4 Dispute Resolution. All disagreements within the Development Team with respect to the projects to be performed as the Collaborative Services and the Fair Market Value of such services shall be resolved by the presentation of the dispute by the representatives of the

         Development Team to the chief executive officer of each of Incyte and OncorMed. Such executives shall meet to discuss each Party's view and to explain the basis for their respective positions of such disagreement, and in good faith shall attempt to resolve such disagreement among themselves. If such executives cannot resolve a dispute within 15 days, the disputed project(s) will not be performed.

2.7 Fair Market Value of Collaborative Services. The determination of the Fair Market Value of the Collaborative Services shall be made by the Development Team prior to the initiation of each project, taking into consideration standard industry rates for comparable services, when available, as well as other criteria, including but not limited to, the time within which the services are required to be provided, the volume of services and priority requested for such services.

2.8      (****)

2.9 Provision of Collaborative Services to Third Parties. In the event that the Parties agree that OncorMed will perform other Collaborative Services pursuant to Section 2.2.3 hereof on behalf of a Third Party, OncorMed shall have the right to approve the terms and conditions (other than the price payable by the Third Party to Incyte) of such Collaborative Services.

2.10 Revenues for Collaborative Services. All revenues resulting from commercialization of the Collaborative Services solely funded by Incyte shall be retained by Incyte. Any revenues generated from commercialization of any additional Collaborative Services provided pursuant to Section 2.2.3 of the Agreement and funded jointly by Incyte and OncorMed will be allocated to the Parties pro rata according to the relative contributions of each Party.





**** Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

                                   ARTICLE 3

                     HEREDITARY CANCER INSTITUTE DATA BASE

OncorMed and Incyte hereby agree, to the extent that Incyte has an interest therein, to negotiate in relation to the grant of rights from OncorMed to Incyte for the Hereditary Cancer Institute Database, to the extent that OncorMed has the right to grant rights thereunder. The Parties also hereby confirm that no consideration has been received by OncorMed in respect of the foregoing understanding that the Parties may negotiate a sublicense to the Hereditary Cancer Institute Database in favor of Incyte.


                                   ARTICLE 4

                              LICENSED TECHNOLOGY


4.1 Licensed Technology. Incyte hereby grants to OncorMed a non-exclusive, royalty-free license during the Term of this Agreement (without the right to sublicense) to the Licensed Technology, the Technology Improvements. Research Information, the Tissue Repository, the Tissue Repository Database, and the
Gene Product Inventions to use such Licensed Technology, the Technology Improvements, Research Information, the Tissue Repository, the Tissue
Repository Database, and the Gene Product Inventions solely for the purpose of providing the Collaborative Services.

4.2      Gel-Based Sequencing Technology.

         4.2.1 License during Term of Agreement. Incyte hereby grants OncorMed a non-exclusive, royalty-bearing license (without the right to sublicense) to use Incyte's Gel-Based Sequencing Technology and the Technology Improvements for use solely in OncorMed Clinical Diagnostic Services during the Term of this Agreement.

         4.2.2 License after Termination of Agreement. Incyte hereby grants OncorMed a non-exclusive royalty-bearing license to the Gel-Based Sequencing Technology and Technology Improvements, as set forth in Annex C hereof as of the date of termination of this Agreement, solely for use in OncorMed Clinical Diagnostic Services, which license shall commence upon the termination of this Agreement and terminate five years thereafter; provided, however that this license shall not take effect if this Agreement is terminated pursuant to Section 9.2 hereof. The royalty rate payable by OncorMed for such license shall be re-negotiated by the parties on the first and third anniversaries of the termination of this Agreement.

         4.2.3 Sites Licensed to use Gel-Based Sequencing Technology. OncorMed agrees to notify Incyte in writing of all sites where Gel Based Sequencing Technology is installed as long as OncorMed retains a license to such Gel Based Sequencing Technology from Incyte.

4.3 No Implied Licenses. No implied right or license is granted to OncorMed to utilize the Incyte Technology in a manner not expressly included within the scope of the licenses granted pursuant to this Agreement. OncorMed may not transfer any Incyte Technology to any Third Party for any purpose.


                                   ARTICLE 5

                             PAYMENTS AND ROYALTIES

5.1 Consideration for License to Gel-Based Sequencing Technology. In consideration for the license to the Gel-Based Sequencing Technology and the Technology Improvements granted to OncorMed in Section 4.2 above, during the term of the license to the Gel Based Sequencing Technology , OncorMed shall pay to Incyte a royalty (****). If OncorMed intends to offer additional OncorMed Clinical Diagnostics Services which utilize the Gel-Based Sequencing Technology or Technology Improvements, OncorMed shall pay to Incyte royalties which shall be determined by mutual written agreement of the Parties prior to any sales of such services. All payments due under this Section 5.1 shall be made within 30 days of the end of the calendar quarter in which the revenues for sales are received. (****)

**** Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

5.2 Fee Payments on Gene Product Inventions. Incyte will pay OncorMed a percentage of Licensing Revenues in accordance with the guidelines outlined in schedule of payments attached hereto as Annex F (the "Gene Product Invention(s) Fee"). (****)

5.3 Records Retention. OncorMed and Incyte each agree to keep for at least three (3) years records of all revenues they receive related to this Agreement in sufficient detail to permit the other Party to confirm the accuracy of its payment calculations; provided, however that with respect to Incyte's providing of records to OncorMed, that the identity of other Contributing Institutions and the nature of their contributions and any other information (except for information as to the amount and the percentage of Licensing Revenues paid to Contributing Institutions), with respect to other Contributing Institutions which Incyte is contractually bound to keep confidential shall not be disclosed to OncorMed. Once a year, at the request and the expense of the requesting Party, upon at least five (5) days' prior written notice, the non-investigating Party shall permit a nationally recognized, independent, certified public accountant appointed by the requesting Party and acceptable to the non-investigating Party, to examine these records solely to the extent necessary to verify such calculations, provided that such accountant has entered into a confidentiality agreement with the requesting Party substantially similar to the confidentiality provisions of this Agreement, limiting the use and disclosure of such information to purposes germane hereto. Results of any such examination shall be made available to both Incyte and OncorMed. If such examination reveals an underpayment by 10% or more, the non-investigating Party shall pay all costs of such examination. In the event such accountant concludes that additional payments were owed, the additional royalties shall be paid within 30 days of the date the requesting Party delivers to the other Party such accountant's written report so concluding.

5.4 Expenses. Unless otherwise agreed or provided herein, Incyte and OncorMed will each be responsible for its own expenses hereunder.

**** Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

5.5 Late Payments. Late payments by either Party under this Agreement shall incur interest at the rate of 1.5% per month. A payment shall be deemed to be late if made more than five (5) business days after such payment is due under this Agreement.

                                   ARTICLE 6

                             INTELLECTUAL PROPERTY

6.1      (****)

6.2 Rights to OncorMed Technology. OncorMed retains all rights to the OncorMed Technology. Incyte may not transfer any OncorMed Technology it may receive from OncorMed to any Third Party for any purpose.

6.3 Ownership of Collaborative Inventions. All Collaborative Inventions will be co-owned by Incyte and OncorMed, with each Party owning 50% title in such Collaborative Invention(s).

6.4 Patent Prosecution, Maintenance, Enforcement and Defense. (****) shall be responsible for and shall control the preparation, filing, prosecution, maintenance, enforcement and defense of all patents and patent applications, copyrights and other proprietary rights related to the Gene Product Inventions, Technology Improvements, and Collaborative Inventions. (****) shall pay all costs incurred in connection with Gene Product Inventions and Technology Improvements, and (****) and (****) shall each pay half of all costs incurred in connection with Collaborative Inventions.

6.5 Ownership of Patents Refused by (****). If (****) notifies (****) in writing that (****) refuses to file a patent application for any Gene Product Invention or Collaborative Invention, (****) shall have the right, at its sole expense, to prepare and file patent applications it deems desirable to protect such Invention if mutually agreed by (****). If (****) exercises the foregoing right, (****) agrees to provide reasonable cooperation in connection with the foregoing to (****). Rights to such Invention(s) shall be mutually agreed by the Parties.

**** Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

6.6 Cooperation. As part of the Collaborative Services (****) undertakes that it shall do all things which are reasonably necessary or desirable to enable (****) to evaluate all Inventions made or developed by (****) during and under this Agreement for possible patent protection by (****). (****) shall do all things which are reasonably necessary or desirable in order for (****) to establish, maintain and assert any patent rights, including the execution of all documents necessary or desirable so that title or other rights can be established by (****) and maintained and so that any patent filings for Gene Product Inventions and Technology Improvements can be made, prosecuted and maintained by (****) in accordance with its standard practice for protection of its intellectual property. Such actions shall include provision by (****) to (****) of Full Length Clone(s) corresponding to a Gene Product from partial cDNA clone(s) provided by (****) to (****) under Article 2 hereof. (****) undertakes that it shall identify to (****) any technology owned by Third Parties (the "Enabling Technology") of which (****) becomes aware during the term of the Agreement which is necessary to (****) for use of the Licensed Technology to provide the Collaborative Services in order for (****) to negotiate with any such Third Party to obtain access to the Enabling Technology. Any licensing or other fees required to be paid to Third Parties in order for (****) to obtain access to the Enabling Technology shall be paid by (****).


                                   ARTICLE 7

        REPRESENTATIONS AND WARRANTIES, COVENANTS AND CLOSING CONDITIONS


7.1 Authorization and Enforcement of Obligations. Each Party hereby represents and warrants to the other Party that such Party has the corporate power and authority and the legal right to enter into the Agreement to perform its obligations hereunder and to grant the licenses granted hereunder.



**** Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

7.2 No Consents. Each Party hereby represents and warrants to the other Party that all necessary consents, approvals and authorizations of all governmental authorities and other Persons required to be obtained by such Party in connection with the Agreement have been obtained.

7.3 No Conflict. Each Party hereby represents and warrants to the other Party that the execution and delivery of the Agreement and the performance of such Party's obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations, and (b) do not conflict with, or constitute a default under, any contractual obligation of it. As of the Effective Date, such Party is not a party to any currently pending claim, action, suit or proceeding related in any way to such Party's Technology.

7.4 No Enabling Technology. Incyte represents and warrants that, as of the Effective Date, it is not aware of any Enabling Technology necessary for OncorMed's use of the Licensed Technology, provided that OncorMed follows the protocol specified by Incyte and utilizes the reagents from the vendor specified by Incyte.

7.5 Licensed Technology. Incyte represents and warrants that, as of the Effective Date, to Incyte's knowledge, without having performed any searches or investigations, there are no Third Party interests or claims to the Licensed Technology.

7.6 No Third Party Rights. OncorMed represents and warrants that, as of the Effective Date, (i) it is not a party to any agreements with any Third Parties which would give rise to any rights or claims of such Third Party to Invention(s) and Technology Improvements developed by OncorMed under this Agreement and, (ii) in order to perform the Collaborative Services specified in the Annexes hereto, as may be amended from time to time, OncorMed does not need to use any technology owned by or to which a Third Party has rights.

7.7      DISCLAIMER OF WARRANTIES.

         7.7.1 EXCEPT FOR THE FOREGOING PROVISIONS OF THIS ARTICLE 7, NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A WARRANTY GIVEN OR REPRESENTATION MADE BY INCYTE THAT THE USE OF ANY LICENSE GRANTED HEREUNDER OR THE USE OF THE LICENSED TECHNOLOGY WILL NOT INFRINGE THE PATENT RIGHTS OF ANY OTHER PERSON. FURTHERMORE, INCYTE MAKES NO

         REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE LICENSED TECHNOLOGY AS TO ITS ACCURACY, COMPLETENESS, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. ONCORMED ACKNOWLEDGES THAT INCYTE PROVIDES SEQUENCING INFORMATION ON AS-IS BASIS AND SUCH INFORMATION MAY CONTAIN ERRORS. INCYTE EXPRESSLY DISCLAIMS THE FITNESS OF THE LICENSED TECHNOLOGY FOR USE IN THE DIAGNOSIS OF HUMAN DISEASE.

         7.7.2 NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A WARRANTY GIVEN OR REPRESENTATION MADE BY ONCORMED THAT THE ONCORMED TECHNOLOGY, COLLABORATIVE SERVICES, THE TISSUE REPOSITORY OR THE USE OF THE DATA FROM GENE FUNCTION STUDIES WILL NOT INFRINGE THE PATENT RIGHTS OF ANY OTHER PERSON. FURTHERMORE, ONCORMED MAKES NO REPRESENTATIONS OR WARRANTY EXPRESS OR IMPLIED WITH RESPECT TO THE ONCORMED TECHNOLOGY, THE DATA FROM THE GENE FUNCTION STUDIES, THE TISSUE REPOSITORY OR COLLABORATIVE SERVICES AS TO THEIR ACCURACY, COMPLETENESS, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. INCYTE ACKNOWLEDGES THAT ONCORMED PROVIDES THE ONCORMED TECHNOLOGY, THE DATA FROM GENE FUNCTION STUDIES, THE COLLABORATIVE SERVICES AND THE TISSUE REPOSITORY ON AN AS-IS BASIS AND THAT SUCH DATA, TISSUES OR SERVICES MAY CONTAIN ERRORS.

7.8 Covenant of OncorMed on Tissue Repository. Prior to obtaining tissues for inclusion in the Tissue Repository, OncorMed will obtain all necessary patient consents, releases, permits and other authorization required by all applicable federal, state, local and foreign governmental authorities and agencies thereof for the collection and use of human tissue samples from such patients . Such consents, releases, permits and authorizations will provide for the release of such tissue samples at no cost to Incyte.

7.9 Compliance with Laws. Each Party will comply with all applicable laws, ordinances and regulations of federal, state, local and foreign governmental authorities and agencies thereof with respect to the performance of its obligations under the Agreement.

7.10     (****)

7.11 Execution of Proprietary Information and Inventions Agreement. Each employee of OncorMed that performs work on the Collaborative Services or otherwise has access to the Licensed Technology, Technology Improvements or Gene Product Inventions shall have executed a Proprietary Information and Invention Agreement in the form attached hereto as Annex G prior to obtaining access to the Licensed Technology, Technology Improvements, or Gene Product Inventions.





**** Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

                                   ARTICLE 8

                        CONFIDENTIALITY AND PUBLICATION

         Unless otherwise agreed in writing, each Party agrees to hold in confidence and not disclose to any Third Party Information received from the other Party. For purposes of this Agreement, "Information" shall mean technical and business information belonging to each Party, including, where appropriate and without limitation, any information, business, financial, scientific data, transcript and nucleic acid sequence data, patent disclosures, patent applications, structures, models, techniques, processes, software and hardware configurations, compositions, compounds, apparatus and the like.

         All Incyte Technology and OncorMed Technology is hereby confirmed to be confidential under the terms of this Agreement.

         The foregoing obligation shall not apply to Information which:

                 (a) the receiving Party can demonstrate by record, either in print or electronic media, had been previously discovered by or was known to the receiving Party prior to the time of receipt; or

                 (b) was in the public domain at the time of receipt by the receiving Party; or

                 (c) becomes part of the public domain through no fault of the receiving Party; or

                 (d) is lawfully received by the receiving Party from a Third Party having a right to disclose it to the receiving Party; or

                 (e) is required to be disclosed in a judicial or administrative proceeding or to an administrative agency after all reasonable legal remedies or steps for maintaining such information in confidence have been utilized; or

                 (f) the receiving Party independently discovered or developed the Information without the aid, application, or use of Information, as can be documented by written records created at the time of such independent discovery or development.


Neither Party may use the confidential Information or the other Party for any purpose except as specifically provided in this Agreement.

                                   ARTICLE 9

                                  TERMINATION

9.1      Termination by Incyte.

         9.1.1 Prior to the expiration of the Term of this Agreement in accordance with Section 2.3.1 or 2.3.2, Incyte shall submit written notice of its intention to terminate specifying the reasons for such termination and the actions, if any, that OncorMed may take to remediate the circumstances giving rise to such notice of termination. If OncorMed does not take appropriate action to remediate the circumstances set forth in Incyte's notice to Incyte's satisfaction within ten (10) business days of receipt of such notice, this Agreement is terminated and OncorMed will promptly return to Incyte all remaining funds paid by Incyte pursuant to Section 2.4 hereof, or other funding pursuant to any extension under Section 2.3.2, which have not been expended in paying the Fair Market Value of the Collaborative Services in accordance with Annex A hereto.

         9.1.2 Incyte shall have the right to earlier terminate this Agreement in accordance with the provisions of Section 9.1.1 hereof in the event that (****)




**** Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

9.2 Termination for Change of Control Either Party may terminate this Agreement upon a Change of Control of the other Party. "Change of Control" for purposes of this Section 9.2 shall mean (i) the consolidation of a Party with or merger of a Party with or into any Third Party pursuant to which the stockholders of a Party immediately prior to such consolidation or merger will not own, immediately after such consolidation or merger, at least a majority of the voting power of the surviving entity's voting securities or (ii) an event or series of events as a result of which more than 50% of the combined voting power of the then outstanding securities of a Party entitled to vote generally in the election of directors becomes beneficially owned by one Third Party or group of Third Parties. "Group" and "beneficial ownership" for purposes of the preceding sentence shall have the meanings set forth in Section 13(d)(1) of the Securities Exchange Act of 1934, as amended, and Rules 13d-3 and 13d-5 under such Act. Upon termination of this Agreement pursuant to this Section 9.2, the licenses granted by Incyte to OncorMed pursuant to Sections 4.1 and 4.2.1 will terminate.

9.3 Termination for Cause. Either Party may terminate this Agreement upon or after the breach of any material provision of this Agreement by the other Party if the other Party has not cured such breach within thirty (30) days after notice thereof by the non-breaching Party. Upon termination of this Agreement pursuant to this Section 9.2, the licenses granted by Incyte to OncorMed pursuant to Section 4.1 and 4.2.1 will terminate.

9.4      Effect of Expiration or Termination.

         9.4.1 Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination, and the provisions of Sections 4.2.2, 5.1, 5.2, 5.3, 5.5, and 9.4 and Articles 6, 7, 8, 10, 12 and 13 any causes of action arising under this Agreement shall survive the expiration or termination of this Agreement.

         9.4.2 Upon termination of this Agreement pursuant to Section 9.2 hereof, OncorMed shall, at Incyte's written request, return or destroy all materials and records associated with Research Information, Licensed Technology, Technology Improvements and Gene Product Inventions.

         9.4.3 Upon termination of the license(s) granted by Incyte to OncorMed under Section 4.2.2 of this Agreement, OncorMed shall, at Incyte's written request, return or destroy all records associated with Gel Based Sequencing and Technology Improvements.

         9.4.4 Upon expiration of the Term of this Agreement, or upon termination of this Agreement pursuant to Section 9.1 or 9.3 hereof, OncorMed shall, at Incyte's written request, return or destroy all materials and records associated with Research Information, Technology Improvements, and Gene Product Inventions.

         9.4.5 Notwithstanding the above, one copy of each record regarding Gel-Based Sequencing Technology and Technology Improvements specified in Annex C of this Agreement may be retained at the New York office of Brobeck, Phleger and Harrison solely such that such record may be made available to OncorMed as required for purposes of regulatory compliance.

                                   ARTICLE 10

                         INDEMNIFICATION AND INSURANCE

10.1 Indemnification by OncorMed. OncorMed shall indemnify and hold Incyte harmless from all losses, liabilities, damages and expenses, including reasonable attorneys' fees and costs resulting from any claim, demand, action or proceeding by a Third Party arising out of any breach of this Agreement by OncorMed or any act or omission of OncorMed in connection with (i) its collection, use and storage of human tissues for the Tissue Repository and (ii) its performance of the Collaborative Services and Tissue Repository Services.

10.2 Indemnification and Insurance for OncorMed Clinical Diagnostic Services. OncorMed shall maintain liability insurance including product liability insurance with respect to the sale of OncorMed Clinical Diagnostic Services Products by OncorMed in such amount as OncorMed customarily maintains with respect to the research, development and sales of its other services. OncorMed shall maintain such insurance for so long as it continues to sell any OncorMed Clinical Diagnostic Services which utilize the Gel-Based Sequencing Technology, and thereafter for so long as OncorMed maintains insurance for itself covering such research, development or sales. OncorMed shall indemnify and hold Incyte harmless from all claims, demands, liabilities, damage and expenses, including reasonable attorneys' fees and costs, resulting from any claim, demand, action or proceeding arising out of or in connection with OncorMed Clinical Diagnostic Services which utilize the Gel-Based Sequencing Technology, except for those claims covered by Incyte's indemnity in favor of OncorMed in Section 10.3 hereof.

10.3 Indemnification by Incyte. Incyte shall indemnify and hold OncorMed and its officers, directors, employees and agents harmless from all losses, liabilities, damages and expenses, including but not limited to reasonable attorneys' fees and costs, resulting from any claim, demand, action or proceeding by a Third Party regarding the infringement by Licensed Technology of any patent, copyright, trademark, trade secret or other intellectual property right of any Third Party, or regarding any misrepresentation made by Incyte or its agents to Third Parties with respect to the Collaborative Services.

10.4 Procedure. A party (the "Indemnitee") that intends to claim indemnification under this Article 10 shall promptly notify the other Party (the "Indemnitor") of any claim, demand, action or proceeding for which the Indemnitee intends to claim such indemnification, and the Indemnitor shall have the right to the extent the Indemnitor so desires, to control the defense thereof with counsel of its selection; provided, however, that the Indemnitee shall have the right to retain its own advisory counsel, with the fees and expenses to be paid by the Indemnitee, if representation of the Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceedings. If Indemnitor does not elect within (30) days after such notice to so control the defense of such proceeding, Indemnitee may undertake such control, and Indemnitor shall be entitled to advisory counsel of its own selection. The indemnity agreement in this Article 10 shall not apply to amounts paid in settlement of any claim, demand, action or proceeding if such settlement is effected without the written consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 10, but the omission so to deliver notice to the Indemnitor will not relieve it of any liability that it may have to the Indemnitee otherwise than under this Article 10. The Indemnitee under this Article 10 and its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification and furnish all evidence and assistance within its control.

                                   ARTICLE 11

                                 FORCE MAJEURE

         Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached the Agreement for failure or delay in fulfilling or performing any term of the Agreement to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party including but not limited to fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or other Party.

                                   ARTICLE 12

                               DISPUTE RESOLUTION

         The Parties to this Agreement shall first use all reasonable efforts to amicably resolve any disputes arising out of or relating to the Agreement by direct discussions or mediation. If, after ninety (90) days, the Parties fail to resolve the dispute, either Party may submit the dispute to final and binding arbitration held in a venue specified by the Party against which the arbitration has been submitted and administered by the American Arbitration Association ("AAA"), pursuant to the Commercial Arbitration Rules of the AAA at the time of submission before a single neutral, independent, and impartial arbitrator ("Arbitrator") applying the procedural rules relating to such arbitration in such venue; provided, however, that disputes among the Development Team representatives related to projects to be performed under the Collaborative Services and the Fair Market Value of Collaborative Services will not be submitted to arbitration, but will be resolved in accordance with
Section 2.6.4 hereof.

The Arbitrator's award shall be a final and binding determination of the dispute and shall be fully enforceable as an arbitration award by any court of competent jurisdiction over the Parties. The prevailing Party shall be entitled to recover its reasonable attorneys' fees and expenses, including arbitration administration fees, incurred in connection with such proceeding. Neither Party nor the Arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both Parties.

                                   ARTICLE 13

                                 MISCELLANEOUS

13.1 Notices. Any consent, notice or report required or permitted to be given or made under the Agreement by one of the Parties hereto to the other Party shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery, U.S. first class mail or courier), U.S. first class mail or courier, postage prepaid (where applicable), addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and (except as otherwise provided in the Agreement) shall be effective upon receipt by the addressee.

         If to Incyte:
                                           ------------------------------

                                           ------------------------------

                                           ------------------------------
                                           Attention:
                                                       ------------------
                                           Telecopier:
                                                       ------------------

         with a copy to:                   Pillsbury Madison & Sutro LLP
                                           235 Montgomery Street
                                           San Francisco, CA 94104
                                           Attention:  Stanton D. Wong, Esq.
                                           Telecopier:  (415) 983-1200

         If to OncorMed:
                                           ------------------------------

                                           ------------------------------

                                           ------------------------------
                                           Attention:
                                                       ------------------
                                           Telecopier:
                                                       ------------------

         with a copy to:                   Brobeck, Phleger & Harrison LLP
                                           1633 Broadway, 47th Floor
                                           New York, NY  10019
                                           Attention:  Alexander D. Lynch, Esq.
                                           Telecopier:  (212) 586-7878

13.2 Governing Law. The Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law principles thereof.

13.3 Assignment. Neither Party shall assign its rights or obligations under the Agreement, in whole or in part, by operation of law or otherwise, without the prior written consent of the other Party, to any other Person, including Company X. Any purported assignment in violation of this Section 13.3 shall be void.

13.4 Waivers and Amendments. No change, modification, extension, termination or waiver of the Agreement, or any of the provisions herein contained, shall be valid unless made in writing and signed by duly authorized representatives of the Parties hereto. The waiver by either Party hereto of any right hereunder or the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

13.5 Public Announcements. Except as required by applicable law or regulations, Incyte and OncorMed shall jointly approve any public announcements relating to the transactions described herein or the relationship between the parties.

13.6 Entire Agreement. The Agreement, including the Annexes hereto, embodies the entire understanding between the Parties and supersedes any prior understanding and agreements between and among them respecting the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between the Parties hereto relating to the subject matter of the Agreement which are not fully expressed herein.

13.7 Severability. Any of the provisions of the Agreement which are determined to be invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof and without affecting the validity or enforceability of any of the terms of the Agreement in any other jurisdiction.

13.8 Counterparts. The Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Parties have executed the Agreement as of the date first set forth above.


                             Incyte



                             By
                                ----------------------------------------------

                             Title
                                   -------------------------------------------


                             OncorMed



                             By
                                ----------------------------------------------

                             Title
                                   -------------------------------------------

                                    ANNEX A

(****)





**** Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

                                    ANNEX B

(****)





**** Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

                                    ANNEX C

(****)





**** Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

                                    ANNEX D

(****)





**** Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

                                    ANNEX E

(****)





**** Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

                                    ANNEX F

(****)





**** Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

                                    ANNEX G

(****)





**** Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

                                  Schedule 5.1

(****)





**** Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.